UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of report (Date of earliest event reported):  January 6, 2005

                               Shoe Pavilion, Inc.
               (Exact Name of Registrant as Specified in Charter)


          Delaware                       0-23669               94-3289691
(State or Other Jurisdiction           (Commission           (IRS Employer
      of Incorporation)                File Number)         Identification No.)


1380 Fitzgerald Drive, Pinole CA  94564
(Address of Principal Executive Offices)    (Zip Code)

Registrant's telephone number, including area code: 510-222-4405

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Item 2.02.  Results of Operations and Financial Condition.

      On January 6, 2005, the Company issued a press release announcing a 14.7% increase in comp store sales for the fourth quarter 2004

A copy of the Company's January 6, 2005 press release is attached hereto as
Exhibit 99.1.


Item 9.01. Financial Statements and Exhibits

(c) Exhibits

Number          Exhibit

  99.1          Press Release issued January 6, 2005.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        Shoe Pavilion, Inc.
                                        (Registrant)


Date January 10, 2005                   By:/s/John D. Hellmann
                                           -------------------
                                           John D. Hellmann
                                           Vice President and Chief Financial
                                           Officer



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